UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously announced, Cardinal Health, Inc. (the “Company”) is hosting a management update on September 19, 2007 in New York. An audio simulcast of the meeting will begin at 9:00 a.m. EDT and may be accessed at the Investor page of www.cardinalhealth.com or by dialing 617-213-4855, passcode 18500704. Presentation slides, an audio replay and transcript will be archived on the website after the conclusion of the meeting. The audio replay will also be available until 11:30 p.m. EDT on September 21, 2007 by dialing 617-801-6888, passcode 18951638. The Company is furnishing the slide presentation by its Chief Financial Officer, Jeffrey W. Henderson, for the conference as Exhibit 99.1 to this report. The Company will be reaffirming guidance as set forth in the slides.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: September 19, 2007	By:	/s/ Ivan K. Fong
	Name:	Ivan K. Fong
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

99.1	Slide presentation.